Intangible Assets - Estimated Amortization Expense for Intangible Assets (Detail) $ in Thousands	Dec. 31, 2014 USD ($)
Goodwill And Intangible Assets Disclosure [Abstract]
2015	$ 2,281
2016	2,162
2017	1,995
2018	1,995
2019	$ 1,783